© 2008 Northern Trust Corporation
Service Expertise Integrity
Steven L. Fradkin
Executive Vice
President &
Chief Financial Officer
Merrill Lynch Banking & Financial Services Conference
New York City
November 13, 2008
NORTHERN TRUST
CORPORATION
EXHIBIT 99.1

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Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2007 financial annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

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Agenda
The Changing Landscape
Commercial banks
Investment banks
Northern Trust Corporation
Corporate Positioning and Financial Strength
Corporate and Institutional Services
Northern Trust Global Investments
Personal Financial Services

© 2008 Northern Trust Corporation Service Expertise Integrity The Changing Landscape

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The Changing Landscape in U.S. Financial Services…
Commercial Banks
Consolidation has accelerated
Business models are evolving
Investment Banks
Bear Stearns and Lehman Brothers failed
Merrill Lynch acquired by Bank of America
Goldman Sachs and Morgan Stanley change status to
bank holding companies
Significant Increase in Government / Regulatory Involvement

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…Much of Which Occurred over a Four Week Period
950
1100
1250
1400
Jan              Feb             Mar              Apr           May             Jun             Jul               Aug         Sept      Oct
S&P 500
9/7/08: U.S. Govt to
support Fannie Mae &
Freddie Mac
9/15/08: Lehman
Brothers declares
bankruptcy;
Bank of America
announces Merrill
Lynch acquisition
9/16/08: U.S. Govt
to support AIG
9/21/08: Goldman Sachs &
Morgan Stanley to become
bank holding companies
9/26/08: JPMorgan Chase
announces Washington
Mutual acquisition
10/3/08: Wells Fargo to
acquire Wachovia

© 2008 Northern Trust Corporation Service Expertise Integrity Northern Trust Corporation

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Client-centric and Highly Focused Business Model
Our Clients
Worldwide Operations & Technology
Government
Agencies
Taft-Hartley
Foundations /
Endowments /
Healthcare
Individuals
Privately
Held
Businesses
Pension Funds
Large Corporations
Investment
Management Firms
Insurance Companies
Families
Family
Foundations
Family Offices
Personal
Financial
Services
Corporate &
Institutional
Services
Northern Trust Global Investments
Sovereign Wealth Funds

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Resisting the Temptation to Change Our Business Model
Credit Cards
Retail Banking
Consumer Lending
Venture Capital
Stock Transfer
DC Record Keeping
Investment Banking
Sub-Prime Mortgage Underwriting
Asset Backed Commercial Paper Conduits
Private Equity Bridge Financing
Discount Brokerage
American Depositary Receipts
Businesses Northern Trust is NOT in:

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Conservative Heritage
High Quality Balance Sheet Securities Portfolio
9/30/08
Securities – Available for Sale
U.S. Government $    20 nm
Obligations of States / Political Subdivisions 32 nm
Government Sponsored Agency 9,869 74%
Asset-Backed 1,800 13%
Other 475 4%
Total Securities – Available for Sale 12,195 91%
Securities – Held to Maturity
Obligations of States / Political Subdivisions 805 6%
Government Sponsored Agency 37 nm
Other 300 2%
Total Securities – Held to Maturity 1,143  9%
Trading Account 9 nm
Total Securities $13,347 100%
($ Millions)
Composition
90% of Northern Trust’s total
securities portfolio composed of
triple-A rated securities
86% of Asset-Backed Securities
rated triple-A
Exposure to subprime Asset-
Backed securities relative to the
overall portfolio minimal at less
than 3%
62% of subprime Asset-Backed
Securities rated triple-A
Total gross unrealized losses on
Available for Sale securities
portfolio of only $200 million
% of
Total
All data is as of September 30, 2008.  Items may not total due to rounding.
High Quality, Short Duration Securities Portfolio

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Conservative Heritage
Diversified and High Quality Loan Portfolio
9/30/08
U.S.
Residential Real Estate $ 10.0 33%
Commercial 7.7 26%
Commercial Real Estate 2.9 10%
Personal 4.6 15%
Other 1.7 6%
Lease Financing 1.1 4%
Total U.S. 28.1 94%
Non-U.S. 1.7 6%
Total Loans and Leases $ 29.9 100%
($ Billions)
Relationship-based lending practices
Nonperforming assets totaled $61.5 million
– the increase from the prior quarter
largely reflects the addition of only two
loans
Nonperforming assets represent only
0.21% of total outstanding loans
Nonperforming loans are covered
3.3 times by current credit loss reserves
Northern Trust does not:
Underwrite mortgage loans to
sub-prime borrowers
Lend directly to hedge funds
Provide bridge financing to
private equity deals
Offer an off-balance sheet commercial
paper conduit for client liquidity
% of
Total
Composition
All data is as of September 30, 2008.  Items may not total due to rounding.
Consistently Outstanding Credit Quality

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Credit Quality is notably better than peer averages in each category.
* Peer group consists of the 20 largest U.S. Bank Holding Companies in terms of total balance sheet assets.
September 30 data includes 17 banks for which the data is currently available. Source: SNL Financial
Peer*
Average NTRS
0.21%
317%
0.01%
1.97%
113%
1.52%
Non-Performing Assets
as a % of Loans
Loan Loss Reserve as a
% of Non-Performing Assets
Net Charge-Offs to
Average Loans
As of September 30, 2008
Conservative Heritage
Outstanding Credit Quality is a Differentiator
th

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$3.9
$4.9
$2.1
$3.3
$3.1
$2.9
$2.7
$3.6
$4.5
$2.3
1999 2000 2001 2002 2003 2004 2005 2006 2007 3Q08
COMMON EQUITY
($ Billions)
CAGR: +10%
Northern Trust Corporation
Tier 1 Capital Ratio 9.2% 6.0%
Total Risk-Based Ratio 11.4% 10.0%
Leverage Ratio 6.6% 5.0%
“Well
Capitalized”
CAPITAL RATIOS 9/30/08 Guideline
U.S. CAPITAL PURCHASE PROGRAM PARTICIPATION
As announced on October 27, the Treasury
intends to invest $1.5 billion in senior preferred
stock and related warrants in Northern Trust
In combination with our already strong capital
position, the additional capital will allow us to
maximize growth opportunities
Conservative Heritage
Outstanding Capital Strength

© 2008 Northern Trust Corporation Service Expertise Integrity Corporate & Institutional Services

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Corporate & Institutional Services
Full Array of Capabilities…
… to meet the needs of sophisticated institutional investors.
Fund accounting
Transfer agency
Corporate secretarial
Trustee
Investment operations
outsourcing
Safekeeping
Settlement
Derivatives processing
Income collection
Corporate actions
Tax reclamation
Active
Quantitative
Investment outsourcing
Liability driven investing
Manager of managers
Hedge funds
Private equity
Transition management
Investment accounting
Reporting and valuation
Performance analytics
Risk monitoring and reporting
Trade execution analysis
Data warehouse
Cross-border pooling
Trade execution
Cash management
Securities lending
Foreign exchange
Commission management
Asset
Administration
Asset Processing
Asset Reporting
Asset
Enhancement
Asset
Management

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Corporate & Institutional Services
Strategically Positioned in Three Dynamic Regions
North America
Europe,
Middle East & Africa
Asia Pacific
Abu Dhabi
Dublin
Toronto
London
Limerick
Amsterdam
Luxembourg
Guernsey
Melbourne
Singapore
Hong Kong
Bangalore
Beijing
Tokyo
Jersey
Chicago

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North America
Europe,
Middle East & Africa
Asia Pacific
Corporate & Institutional Services
Market Opportunities Continue to Grow
Total Market: $161 Trillion
(1)
Total Assets Under Custody Worldwide: $90 Trillion
(2)
(1) McKinsey & Company – Mapping the Global Capital Market, Fourth Annual Report, January 2008;
Excludes $6 trillion of South American assets
(2) YE 2007 competitor earnings releases & The Greensted Report, Fall 2007 – Top 10 custodians
$60 Trillion $60 Trillion
$41 Trillion
$56 Trillion
U.S.
$4 Trillion
Canada
$10 Trillion
U.K.
$43 Trillion
Western
Europe
$7 Trillion
Other
$19 Trillion
Japan
$14 Trillion
Emerging Asia
$8 Trillion
Other

© 2008 Northern Trust Corporation Service Expertise Integrity Northern Trust Global Investments

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Northern Trust Global Investments
A Diversified, World Class Investment Manager
$652.4 Billion
Assets Under Management as of September 30, 2008
A Diversified Asset Manager
$369 Billion
(57%)
Active
$249 Billion
(38%)
Quantitative
$34 Billion
(5%)
Manager of Managers
Across Asset Classes Across Client Segments
$511 Billion
Institutional
$141 Billion
Personal
Across Styles
Equities
$247 Billion
(38%)
Fixed Income
$95 Billion
(14%)
Short
Duration
$298 Billion
(46%)
Other
$12 Billion
(2%)

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Northern Trust Global Investments
Broad Array of Solutions for Personal and Institutional Clients
Source:  Pensions & Investments
2008 Special Report on Asset Managers, data as of December 31, 2007.
*Multi-manager Ranking Source: Cerulli Associates, 2005
10 Largest Manager Worldwide Institutional Assets
5 Largest Manager U.S. Institutional Tax-Exempt Assets
3 Largest Manager Defined Benefit Assets
3 Largest Manager Multi-Manager -
U.S. Institutional Assets*
Markets
Served
Rankings
4 Largest Manager Passive Domestic Indexed Equity
3 Largest Manager Passive Domestic Indexed Bonds
3 Largest Manager Passive International Indexed Securities
Investment
Strategy
th
th
rd
rd
rd
rd
th

© 2008 Northern Trust Corporation Service Expertise Integrity Personal Financial Services

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Why do Personal Clients Choose Northern Trust?
Personal Financial Services (PFS)
Key Differentiators
Corporate Strength and Stability
Experience and Brand Consistency
Holistic Financial View and Expertise
Service Experience and Client
Segment Focus
Wealth Management Group

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Why Do Personal Clients Choose Northern Trust?
Corporate Strength and Stability
Consistent and Focused Strategy
High Quality, Short Duration Securities Portfolio
Client Driven, High Quality Loan Portfolio
Consistent Capital Strength
Strong Credit Ratings Over the Long-Term

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Why Do Personal Clients Choose Northern Trust?
Corporate Strength and Stability
“With recent growth and expansion Northern Trust stands as a worldwide organization capable of serving the diverse needs of our customers. These individuals, corporations, other banks, and institutions look to us for expertise and guidance in handling their financial affairs.”
“Northern Trust provides fiduciary, investment, financial consulting and banking services for individuals as well as credit, operating, trust and advisory services for corporations, domestic and international financial institutions, public bodies and not-for-profit organizations.”
“Northern Trust provides superior financial services including fiduciary, banking, investment and financial consulting services for individuals as well as credit, operating, trust and advisory services for corporations, institutions and organizations.”
“Northern Trust Corporation is a leading provider of asset servicing, asset management, fund administration, fiduciary and banking solutions for corporations, institutions and affluent individuals worldwide.”
- Annual Report, 1990
- Annual Report, 2007
- Annual Report, 1975
- Annual Report, 1985
A Perspective on Consistency
Note: Quotes are from Northern Trust Corporation’s Annual Reports in the years indicated.

THE NORTHERN TRUST COMPANY
CHICAGO

Northern Trust

Northern Trust

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We have a
119-year
heritage — we have been Northern Trust
since 1889 and are undiluted by mergers and acquisitions.
The growth that we have achieved through the years has
been overwhelmingly sourced
organically.
1889 to 2008
Why Do Personal Clients Choose Northern Trust?
Experience and Brand Consistency
We have been Northern Trust since 1889…

U.S. TRUST

charles SCHWAB

Bank of America

U.S. TRUST

Bank of America

LaSalle Bank

A.G. EDWARDS

WACHOVIA

WELLS FARGO

LEHMAN BROTHERS

Goldman Sachs

Morgan Stanley

UBS

BEAR STEARNS

DISRUPTION

Northern Trust

Northern Trust

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+
+
+
=
OPPORTUNITIES FOR:
…In stark contrast to our consistently changing competitors.
Why Do Personal Clients Choose Northern Trust?
Experience and Brand Consistency
+ +

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Integrated approach and comprehensive capabilities
holistically address clients’ needs.
Grow Assets
Proprietary and Third-party
Investment Managers
Active Index Strategies
Alternative Investments
Manage Risk
Asset Diversification
Single-stock Concentration
Hedging Strategies
Stock Option Planning
Tax Liability Management
Tax Sensitive Investing
Tax Loss Harvesting
Investment Vehicle Selection
Liquidity Management
Deposit Services
Custom Lending
Short Term Cash
Management Vehicles
Building and
Managing Wealth
Protecting and
Transferring Wealth
Protect and Preserve Wealth
Wealth Transfer Planning
Customized Trust Solutions
Transition Wealth
Estate Settlement Services
Guardianship Services
Plan for Special Assets
Family Business
Manage Non-Financial Assets
Creating a Legacy
Reinforce Family Values
Family Education
Family Mission Statement
Advanced Wealth Transfer
Strategies
Establish a Charitable
Giving Tradition
Implement a Tailored
Philanthropic Strategy
Balance Charitable Giving with
the Financial Needs of the Family
Ensure Tax-Efficiency of
Philanthropic Vehicles
Why Do Personal Clients Choose Northern Trust?
Holistic Financial View and Expertise

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Full Service in
Local Markets
National Practices
Credit Policy
Family Business Management
Financial Consulting
Investment Research
Investment Policy
Marketing
Minerals Management
Real Estate Management
Single Stock Solutions
Tax Services
250+ Trust Professionals
Why Do Personal Clients Choose Northern Trust?
Holistic Financial View and Expertise
225+ Portfolio Managers 375+ Banking Professionals
Leveraging national centers of expertise to deliver solutions locally.
Comprehensive Trust
Services
Customized Investment
Management Solutions
Complete Array of Private and
Commercial Banking Products

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85 PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides
within a 45-minute drive of Northern Trust offices.
Arizona
(8)
Florida
(25)
Illinois
(19)
Illinois
(19)
Colorado
(1)
Colorado
(1)
Nevada
(1)
Nevada
(1)
Missouri
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Georgia
(1)
Wisconsin
(1)
Wisconsin
(1)
Ohio
(1)
Ohio
(1)
Minnesota
(1)
Minnesota
(1)
Projected Annual
Household Growth Rates
2007 - 2012 by Household
Asset Size
7.1%
11.3%
15.5%
$1 - 5
MM
$5 - 200
MM
$200+
MM
Source: Claritas
Massachusetts (1)
Extensive reach in affluent market.
Why Do Personal Clients Choose Northern Trust?
Service Experience and Client Segment Focus

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Personal
Trust Assets
($ Billions)
Source: SNL Financial; As of June 30, 2008
2.
3.
4.
5.
6.
7.
8.
9.
10.
The Largest Personal Trust Provider in the U.S.
Northern Trust $206.8 1.
Bank of America 122.7
JPMorgan Chase 76.3
Citigroup 64.7
Wachovia 55.1
Bank of NY Mellon        46.9
U.S. Bancorp 39.8
Wells Fargo 38.9
PNC Financial 32.0
SunTrust 24.8
Why Do Personal Clients Choose Northern Trust?
Service Experience and Client Segment Focus

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Wealth Management Group – Assets Under Custody
($ Billions)
$183
$195
$160
$114
$101
$38
$28
$65 $65
$61
$52
$82
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 3Q08
Industry Leading Provider to the World’s
Wealthiest Families:
~400 family relationships in 15 countries
Average relationship size = $450+ million
20% of Forbes 400 Richest Americans
WMG AUC CAGR 1997-3Q08 = 19%
S&P 500 CAGR 1997-3Q08 = 2%
Why Do Personal Clients Choose Northern Trust?
Wealth Management Group

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Personal Financial Services
Strong New Business Offsetting 2008 Market Headwinds
PFS Trust, Investment & Servicing Fees*
PFS Total Revenue*
PFS Assets Under Custody
PFS Assets Under Management
S&P 500
9/30/08 vs 9/30/07
+4.4%
+3.9%
-4.6%
-4.0%
-20.7%
*Year-to-Date 9/30/08 vs Year-to-Date 9/30/07
**Year-to-Date 9/30/08 vs Year-to-Date 9/30/00
Strongest Level of Net New Business Since
2000**

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Concluding Thoughts
Attractive Demographic Markets
Focused and Conservative Strategy
Significant Expertise
Organic Growth
Consistent Leadership and Philosophy
Northern Trust’s Business Model

© 2008 Northern Trust Corporation
Service Expertise Integrity
Steven L. Fradkin
Executive Vice
President &
Chief Financial Officer
Merrill Lynch Banking & Financial Services Conference
New York City
November 13, 2008
NORTHERN TRUST
CORPORATION